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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ------------

                                   Form 8-K


                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):     August 28, 1996



                             RED LION HOTELS, INC.
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-13700                       91-1634199
  -----------------        --------------------          -----------------
(State of                (Commission File Number)            (IRS Employer
Incorporation)                                          Identification No.)


                 4001 Main Street, Vancouver, Washington 98663
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                     (360) 696-0001
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              (Registrant's telephone number, including area code)

          -----------------------------------------------------------
         (former name or former address, if changed since last report)
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Item 5.   Other Events.
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             On August 28, 1996, Red Lion Hotels, Inc. issued a press release, a copy of which is attached hereto as Exhibit 1.1. The information contained in such press release is incorporated by reference herein in its entirety.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

       (c)   The following exhibits are filed as part of this Report:

             1.1  Press Release of Red Lion Hotels, Inc. dated August 28, 1996.



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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 29, 1996

                                        RED LION HOTELS, INC.



                                        By: /s/ Beth Ugoretz
                                           --------------------
                                           Name:   Beth Ugoretz
                                           Title:  Senior Vice President,
                                                   General Counsel





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                                 EXHIBIT INDEX

Exhibits.
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1.1  Press Release of Red Lion Hotels, Inc. dated August 28, 1996.










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